UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 5, 2013

Commission file number 1-10948

OFFICE DEPOT, INC.

(Exact name of registrant as specified in its charter)

Delaware	59-2663954
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

6600 North Military Trail, Boca Raton, FL	33496
(Address of principal executive offices)	(Zip Code)

(561) 438-4800

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Letter Agreement between Office Depot, Inc. and Neil R. Austrian

On April 5, 2013, the Compensation Committee of the Board of Directors (the “Board”) of Office Depot, Inc. (the “Company”) recommended, and the Board approved, certain changes with respect to the compensation arrangements for Neil Austrian, the Company’s Chairman and Chief Executive Officer. As such, the Company entered into a letter agreement (the “Letter Agreement”) with Mr. Austrian revising in certain respects the following agreements between Mr. Austrian and the Company: (i) his Change in Control Agreement, dated May 23, 2011 (the “CIC Agreement”); (ii) his employment letter agreement, dated May 23, 2011, as amended (the “Employment Agreement”); and (iii) his Restricted Stock Award Agreement, dated as of May 7, 2012 (the “2012 Service Award Agreement”).

Mr. Austrian’s CIC Agreement was amended to provide that (i) the completion (the “Closing”) of the transactions contemplated by the Agreement and Plan of Merger, dated as of February 20, 2013, by and among the Company, Dogwood Merger Sub Inc., Dogwood Merger Sub LLC, Mapleby Holdings Merger Corporation, Mapleby Merger Corporation and OfficeMax Incorporated will be deemed to constitute a “change in control” within the meaning of the CIC Agreement; (ii) the severance protection period under the CIC Agreement will be deemed to continue until the second anniversary of the Closing should Mr. Austrian remain employed through the date of Closing; and (iii) in the event of a termination of employment without cause or resignation for good reason prior to the Closing, and the Closing subsequently occurs, severance benefits will be triggered. Additionally, the Letter Agreement modified the “good reason” definition under the CIC Agreement in certain technical respects.

The Company also agreed to amend Mr. Austrian’s Employment Agreement to provide Mr. Austrian with the following payments and benefits in the event of his termination without “cause”, termination for “good reason” or termination due to death or disability prior to June 30, 2014 and prior to the Closing:

•	Continued base salary through June 30, 2014;

•	a lump sum payment equal to Mr. Austrian’s COBRA health insurance premiums through June 30, 2014;

•	a full regular bonus for 2013 based on actual 2013 performance; and

•	a pro-rata bonus for 2014 based on Mr. Austrian’s period of active employment in 2014 and the Company’s actual quarterly performance through the termination date.

Any termination payments made to Mr. Austrian under his Employment Agreement, as amended, would be offset against any payments that Mr. Austrian becomes entitled to receive under the CIC Agreement.

Mr. Austrian’s 2012 Service Award Agreement was amended to provide for Mr. Austrian’s ability to continue service vesting in such award following a resignation (without “good reason”) on 5 months prior notice, to the extent that Mr. Austrian continues to serve as a non-employee director during the remaining vesting period. The amendment was intended to provide for parity treatment with the separate performance-based incentive award that was granted to Mr. Austrian in 2012.

The Letter Agreement also entitles Mr. Austrian to receive reimbursement in an amount of up to $25,000 for professional fees incurred by him in connection with the negotiation and preparation of the Letter Agreement and related matters.

2013 Service-Vested Restricted Stock Award

On April 5, 2013, the Compensation Committee recommended, and the Board approved, a service-vested restricted stock award of 325,000 shares for Mr. Austrian (the “Service Award”). This Service Award will vest on December 31, 2013, subject to Mr. Austrian’s continued employment through such vesting date.

2013 Performance-Vested Restricted Stock Units Award

On April 5, 2013, the Compensation Committee recommended, and the Board approved, a performance-vested restricted stock unit award targeted at 325,000 shares (the “Performance Award”) for Mr. Austrian based on the Company’s achievement in 2013 of the earnings before interest and taxes (“EBIT”) and free cash flow targets for the Company’s 2013 fiscal year (together, the “Performance Measures”) approved by the Board in connection with the Company 2013 Long-Term Incentive Program, relative to threshold, target and maximum levels established by the Compensation Committee for each Performance Measure. The actual number of shares that may be paid as a result of 2013 EBIT and free cash flow performance (assuming that at least threshold level performance is achieved for either Performance Measure) will range on a linear interpolation scale from zero shares up to a maximum of 487,500 shares. The Performance Award will be forfeited if the Company fails to achieve the threshold level of performance for at least one of the Performance Measures for the 2013 fiscal year. The Committee will determine the number of Restricted Stock Units, if any, that Mr. Austrian is eligible to earn following the close of the Company’s 2013 fiscal year. The Performance Award is also subject to a service-vesting requirement, based on Mr. Austrian’s continued employment through December 31, 2013.

Notwithstanding the vesting provisions described above with respect to the Service Award and the Performance Award, in the event of Mr. Austrian’s termination of employment prior to December 31, 2013 due to death, disability or a termination without cause or a termination for good reason, his Service Award will fully vest and the service-vesting condition with respect to the Performance Award will be deemed satisfied (but the Performance Award will remain subject to the regular performance vesting conditions).

The foregoing description of the terms of the Letter Agreement, Mr. Austrian’s 2013 Restricted Stock Award and Mr. Austrian’s 2013 Restricted Stock Unit Award Agreement is qualified in its entirety by reference to the actual agreements which are attached hereto as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, and incorporated herein by reference.

ITEM 8.01	OTHER EVENTS.

The information set forth under Item 5.02 of this Current Report on Form 8-K is incorporated by reference in this Item 8.01.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 10.1	Letter Agreement between Office Depot, Inc. and Neil R. Austrian, dated April 5, 2013

Exhibit 10.2	Restricted Stock Award Agreement between Office Depot, Inc. and Neil Austrian, dated April 5, 2013

Exhibit 10.3	Restricted Stock Unit Award Agreement between Office Depot, Inc. and Neil Austrian, dated April 5, 2013

NO OFFER OR SOLICITATION

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction in connection with the transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

IMPORTANT INFORMATION HAS BEEN AND WILL BE FILED WITH THE SEC

Office Depot, Inc. (“Office Depot”) has filed with the SEC a registration statement on Form S-4 that includes a preliminary Joint Proxy Statement of Office Depot and OfficeMax Incorporated (“OfficeMax”) that also constitutes a preliminary prospectus of Office Depot. The registration statement has not yet become effective. Office Depot and OfficeMax plan to mail the definitive Joint Proxy Statement/Prospectus to their respective shareholders in connection with the transaction. INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT OFFICE DEPOT, OFFICEMAX, THE TRANSACTION AND RELATED MATTERS. Investors and shareholders will be able to obtain free copies of the definitive Joint Proxy Statement/Prospectus and other documents filed with the SEC by Office Depot and OfficeMax through the website maintained by the SEC at www.sec.gov. In addition, investors and shareholders will be able to obtain free copies of the definitive Joint Proxy Statement/Prospectus and other documents filed by Office Depot with the SEC by contacting Office Depot Investor Relations at 6600 North Military Trail, Boca Raton, FL 33496 or by calling 561-438-7878, and will be able to obtain free copies of the definitive Joint Proxy Statement/Prospectus and other documents filed by OfficeMax by contacting OfficeMax Investor Relations at 263 Shuman Blvd., Naperville, Illinois 60563 or by calling 630-864-6800.

PARTICIPANTS IN THE SOLICITATION

Office Depot and OfficeMax and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the respective shareholders of Office Depot and OfficeMax in respect of the transaction described the Joint Proxy Statement/Prospectus. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the respective shareholders of Office Depot and OfficeMax in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the definitive Joint Proxy Statement/Prospectus when it is filed with the SEC. Information regarding Office Depot’s directors and executive officers is contained in Office Depot’s Annual Report on Form 10-K for the year ended December 29, 2012 and its Proxy Statement on Schedule 14A, dated March 15, 2012, which are filed with the SEC. Information regarding OfficeMax’s directors and executive officers is contained in OfficeMax’s Annual Report on Form 10-K for the year ended December 29, 2012 and its Proxy Statement on Schedule 14A, dated March 19, 2013, which are filed with the SEC.

OFFICE DEPOT SAFE HARBOR STATEMENT

This communication may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 concerning Office Depot, the merger and other transactions contemplated by the merger agreement, Office Depot’s long-term credit rating and its revenues and operating earnings. These statements or disclosures may discuss goals, intentions and expectations as to future trends, plans, events, results of operations or financial condition, or state other information relating to Office Depot, based on current beliefs of management as well as assumptions made by, and information currently available to, management. Forward-looking statements generally will be accompanied by words such as “anticipate,” “believe,” “plan,” “could,” “estimate,” “expect,” “forecast,” “guidance,” “intend,” “may,” “possible,” “potential,” “predict,” “project” or other similar words, phrases or expressions. These forward-looking statements are subject to various risks and uncertainties, many of which are outside of Office Depot’s control. Therefore, investors and shareholders should not place undue reliance on such statements. Factors that could cause actual results to differ materially from those in the forward-looking statements include adverse regulatory decisions; failure to satisfy other closing conditions with respect to the merger; the risks that the new businesses will not be integrated successfully or that Office Depot will not realize estimated cost savings and synergies; Office Depot’s ability to maintain its current long-term credit rating; unanticipated changes in the markets for its business segments; unanticipated downturns in business relationships with customers or their purchases from Office Depot; competitive pressures on Office Depot’s sales and pricing; increases in the cost of material, energy and other production costs, or unexpected costs that cannot be recouped in product pricing; the introduction of competing technologies; unexpected technical or marketing difficulties; unexpected claims, charges, litigation or dispute resolutions; new laws and governmental regulations. The foregoing list of factors is not exhaustive. Investors and shareholders should carefully consider the foregoing factors and the other risks and uncertainties that affect Office Depot’s business described in its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed from time to time with the SEC. Office Depot does not assume any obligation to update these forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

OFFICE DEPOT, INC.
Date: April 11, 2013

	By:	/s/ Elisa D. Garcia C.

Elisa D. Garcia C.
Executive Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit 10.1	Letter Agreement between Office Depot, Inc. and Neil R. Austrian dated April 5, 2013

Exhibit 10.2	Restricted Stock Award Agreement between Office Depot, Inc. and Neil Austrian, dated April 5, 2013

Exhibit 10.3	Restricted Stock Unit Award Agreement between Office Depot, Inc. and Neil Austrian, dated April 5, 2013